Templeton Vietnam
Opportunities Fund


[PHOTO APPEARS HERE]

J. Mark Mobius, Ph.D.
President
Templeton Vietnam
Opportunities Fund
---------------------

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $6 billion in emerging markets investments for the Templeton Group of Funds.


--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Vietnam Opportunities Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity and debt securities of Vietnam or Vietnam-related companies.

--------------------------------------------------------------------------------


November 16, 1995

Dear Shareholder:

We are pleased to bring you the semi-annual report for the Templeton Vietnam Opportunities Fund, which covers the six months ended September 30, 1995. As shown in the Performance Summary on page 5, the Fund produced a total return of 15.37% in market-price terms.

Initially, we intended to invest directly in Vietnamese companies listed on a Vietnamese stock exchange in 1995, but the opening of an official stock exchange will be delayed for at least another year. For this reason, we have actively pursued investments in Vietnam/foreign joint ventures and other Vietnamese companies listed on exchanges elsewhere in Southeast Asia. Additionally, on October 27, 1995, the Fund's Board of Directors changed its non-fundamental investment policy to authorize an increase in the percentage of the Fund's assets that may be invested in direct equity investments from 35% to 65%.

The flow of capital into Vietnam is being led by businesses from Singapore, Hong Kong, Taiwan, South Korea and Japan. With the exception of Japan, the Fund has invested mainly in companies from these countries. The companies we have selected are actively involved in Vietnamese ventures and are listed in Hong Kong, Singapore, Thailand, Indonesia and Australia. Business-people from these nations have seen the opportunities available as Vietnam continues to open its doors to the outside world, and almost three-quarters of the foreign investment in Vietnam during the past eight years has come from these countries. During the year, we evaluated more than 200 possible investments, but have been cautious in making commitments due to problems related to their liquidity. We hope to have direct investments in Vietnam at this time next year, and at the end of the reporting period, we were keeping 51.8% of the Fund's total net assets in liquid, fixed-income instruments in preparation for such investments. Equities made up the remaining 48.2% of the portfolio.

--------------------------------------------------------------------------------

Templeton Vietnam Opportunities Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets

                                                Hong Kong Stocks 24.8%

                                                Indonesian Stocks 5.2%

                                                Singapore Stocks 10.8%
    [PIE CHART APPEARS HERE]
                                                Thai Stocks 6.8%

                                                Australian Stocks 0.6%

                                                Short-Term Obligations &
                                                Other Net Assets 51.8%


Since we look for companies that are trading at bargain prices, we have not attempted to invest in any particular sector of the Vietnamese economy. On September 30, 1995, we had invested 10.1% of the Fund's capital in the multi-industry sector, 8.0% in real estate, 4.9% in the metals and mining sector, and 3.6% in the beverages and tobacco sector.

Our single, largest holding (6.1% of total net assets) was Hong Kong-based New World Development, which is involved in property development in Vietnam, including

The New World Hotel, the largest hotel in Ho Chi Minh City. Natsteel, a Singapore company involved in Vietnam's construction and infrastructure development through sales of its products, was the second-largest holding (4.6%) of the Fund.

We are optimistic about potential investment opportunities in Vietnam. The country's trade deficit is shrinking as exports have grown more rapidly than imports. Its Gross Domestic Product (GDP) increased at an annualized rate of 9% in 1994, and is forecast to increase an additional 9.8% in 1995 due to further investment in the industrial and agricultural sectors. Industrial production is forecast to expand 15% this year, while agricultural production is expected to grow 4%. Inflation fell from 487% in 1986 to 14% in 1994, but has inched back up to 18% recently because of large increases in food prices. High inflation, however, has not deterred foreign investment, and the Vietnamese government is actively encouraging foreign capital inflows. Since the mid-1980s, it has taken steps designed to convert the Vietnamese economy from a centrally planned system into a more mixed, market-oriented system, and in the past eight years, has granted almost 1,000 licenses for foreign investment projects, with total investment capital of about US$10 billion.

--------------------------------------------------------------------------------

Templeton Vietnam
Opportunities Fund

Top 10 Holdings on 9/30/95
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
New World Development Co. Ltd.,
Real Estate, Hong Kong                                                   6.1%
--------------------------------------------------------------------------------
Natsteel Ltd., Metals & Mining,
Singapore                                                                4.6%
--------------------------------------------------------------------------------
Swire Pacific Ltd., B, Multi-Industry,
Hong Kong                                                                4.2%
--------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, fgn.,
Textiles & Apparel, Indonesia                                            3.9%
--------------------------------------------------------------------------------
Jardine Matheson Holdings Ltd.,
Multi-Industry, Hong Kong                                                3.5%
--------------------------------------------------------------------------------
Hong Kong & Shanghai Hotels Ltd.,
Leisure & Tourism, Hong Kong                                             2.3%
--------------------------------------------------------------------------------
Rothman's Industries Ltd.,
Beverages & Tobacco, Singapore                                           2.2%
--------------------------------------------------------------------------------
Golden Resources Development International
Ltd., Food & Household Products, Hong Kong                               2.0%
--------------------------------------------------------------------------------
Carnaudmetalbox Asia Ltd.,
Multi-Industry, Singapore                                                1.5%
--------------------------------------------------------------------------------
Luks Industrial Co. Ltd., Appliances &
Household Durables, Hong Kong                                            1.4%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 11 of this report.


Work is progressing toward a stock exchange in Vietnam. The joint State Bank and Finance Ministry Committee has said that any exchange will start on a small scale, trading only bonds at first. But Vietnam is still run by a communist government, and the concept of individual ownership of equities is an anathema to many of the country's rulers. Although stock trading on a Vietnamese exchange appears unlikely in the near future, the further

Vietnam opens itself to foreign investment, and the more it progresses toward establishing a market economy, the more likely a fully functioning stock exchange becomes.

Of course, investing in Vietnam involves special considerations related to the absence of a public trading market for the Fund's direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the relatively small size and lesser liquidity of these markets, and market and currency volatility. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time./1/

We thank you for your participation in the Fund and welcome your comments and suggestions.

1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Vietnam Opportunities Fund produced a total return of 15.37% for the six-month period ended September 30, 1995. Based on the change in actual net asset value (in contrast to market price), total return was 5.20% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased from $11.00 on March 31, 1995 to $12.625 on September 30, 1995, while the net asset value increased from $13.09 to $13.70 for the same period. Shareholders received dividend distributions of 7.0 cents ($0.07) per share.

We believe it is important to maintain a long-term investment perspective, and we encourage shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Vietnam Opportunities Fund

Cumulative Total Returns*

Periods Ended September 30, 1995

                                                                       Since
                                                                      Offering
                                   Six-Month        One-Year           9/8/94
Based on change
in net asset value                   5.20%            -0.95%           -1.89%

Based on change
in market price                     15.37%           -17.51%          -15.01%

*Cumulative total returns show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

The Fund's investment manager is waiving a portion of its fees, which reduces operating expenses and increases total return to shareholders. Without these reductions, the Fund's total return would have been lower. In accordance with the Fund's prospectus, this fee waiver was undertaken during the fiscal quarter following any of the first four fiscal quarters of the Fund, if the average closing price of the Fund's shares in the preceding quarter is less than the $15.00 initial offering price.

--------------------------------------------------------------------------------

The Following Letter
was Written by Dr. Mobius
From Vietnam.

I am writing this letter from Ho Chi Minh City, the former Saigon.

Vietnam started building up its economy later than other Southeast Asian countries, and must still do much more to fulfill its potential. But there have been many exciting signs of progress lately, and we see others ahead as we seek the best possible values for our Fund's investors.

In July, for example, Vietnam became the newest member of the Association of Southeast Asian Nations (ASEAN), a well-organized body that includes some of the world's hottest economies. ASEAN should serve as an avenue for Vietnam's continued opening to the world on both a political and economic level. Membership may also help Vietnam gain admittance to the Asia Pacific Economic Cooperation (APEC) forum, an increasingly important body that for two years now has held summits drawing the leaders of the United States, Japan, China, and most other Pacific Rim nations.

Such events can expose Hanoi officials to the specific steps towards trade and investment liberalization that have worked so well elsewhere in the region, and encourage Vietnam's reformers to build a viable, new foreign investment regime. This is especially needed, now that there is great competition for capital among the world's emerging markets, particularly among the Asian "Tigers."

Vietnam is still a cub among tigers, but one that is starting to come into its own. In 1994, it received more than US$4 billion in pledges of foreign direct investment (FDI), 45% more than in 1993. This is remarkable, especially when you stop and consider two things. First, in the five years since Vietnam began seeking foreign investment in 1988, FDI inflows totaled only US$1.1 billion. However, Hanoi recorded another US$2.1 billion in FDI pledges during the first quarter of this year alone. Second, two of its potentially largest sources of investment, the U.S. and Japan, are only now beginning to do business here. In their absence, smaller Asian economies like Taiwan, Hong Kong and Singapore have been the largest investors in Vietnam, and it is in these countries that we have found many of the companies that are the Fund's initial investments. As more money flows in from larger countries, our pool of choices should increase substantially.

                         [MAP OF VIETNAM APPEARS HERE]


Over the years, Japan generally adhered to the U.S. trade embargo of Vietnam, which was lifted by the Clinton administration in February 1994. That kept its business presence in Vietnam quite small until last year. Now, potential investors from both the U.S. and Japan have arrived in considerable numbers, paving the way for what in time should become a high degree of involvement, supported by a new, Japanese aid program that is expected to provide Hanoi with the yen-equivalent of US$690 million this year.

Washington's diplomatic recognition of Hanoi has long been supported by the U.S. business community because it should spur federal export support programs needed to do business in Vietnam and granting of Most Favored Nation status and other bilateral trade agreements. Now that Vietnam is officially open to U.S. companies, look for U.S. investment to rise dramatically beyond the US$270 million pledged last year.

In the next few years, European nations will likely be joining Japan and the U.S. by investing more and more in Vietnam. As they do, the overall Vietnamese business community should be strengthened through joint-venture agreements and increasing demand for financial services, construction, and commercial real estate. This should add to investment opportunities in other sectors that are already strong, such as garments and textiles, hotels and tourism, oil and gas, transport and agribusiness.

What we see here is a fast-growing, if still poor, nation about which there is great investor interest around the world. The big question is whether the Vietnamese government will do all it can to establish a strong business climate. And, to be quite frank, I believe much still needs to be done on that front.

Many analysts see lack of adequate reform as the single, largest obstacle keeping this country from developing at a faster pace, but the fact that it has not experienced a Russian or Eastern European style revolution overturning communism should not necessarily be seen as an obstacle. After all, China has experienced a ten-fold increase in Gross Domestic Product since 1978 and, under Deng Xiao Peng, has become the developing world's largest recipient of foreign investment.

What kind of reforms am I talking about? For one thing, more privatization -- a process that usually provides many of the prime investment opportunities in transition economies, but which has barely begun in Vietnam. Since unemployment is already high, at 20%, and the government is concerned about the political implications of further job losses stemming from restructuring and sale of state-owned enterprises, this won't be easy.

Lack of progress is especially noticeable in the vital financial sector, where 80% of all loans and deposits are still in the hands of four big, government-owned banks that prop up the old-style state-owned enterprises. But there has been a huge increase in the number of small, private banks since 1991, and major international lenders like Citibank, Bank of America, Banque Indosuez, Credit Lyonnais, Deutsche Bank, ANZ Bank, Hongkong Shanghai Bank and others now operate in the country. So do major Thai financial institutions, which may not be as well-known internationally but play an important role on the local financial scene.

For a couple of years, there has been lots of talk about the creation of a securities regulatory commission, followed quickly by the opening of a stock exchange. Lots of talk, to be sure, but not much action. We still expect it to happen, but are disappointed that so little has been done to date. On the positive side, a local-currency bond market is developing quickly, with the equivalent of about US$345 million in Vietnamese Treasuries targeted for sale this year, plus more in the form of newly allowed corporate issues. The government is also exploring the possibility of obtaining an international credit rating, which would allow it to raise several hundred million dollars on the international capital markets by issuing its first sovereign Eurobond. That would be a good sign of growing investor confidence in the country.

Because Vietnam's domestic legal system is weak, many potential investors are worried about issues such as contract enforceability and intellectual property rights protection. The dong, Vietnam's currency, is not convertible, foreign exchange restrictions make life difficult for foreign investors, and the transportation, power generation and telecommunication infrastructure is below international standards. The World Bank estimates that Vietnam should spend up to US$10 billion on power plants, highways, port expansions, phone systems and other infrastructure needs by the end of the decade. But the public sector probably can't do it all. Fortunately, the national assembly has recently passed a law intended to help tap into the privately financed infrastructure boom that has caught on in the Philippines, Indonesia, India, Pakistan, and other Asian countries. The International Finance Corp. (IFC), the World Bank's private sector affiliate, recently approved financing for a US$10 million French-Norwegian joint venture to build a private port facility to ease the shipping congestion in Ho Chi Minh City. That, hopefully, is a sign that the IFC may provide more support for larger, private infrastructure projects in the future.

We believe Vietnam offers exciting potential investment possibilities, and that we will be able to identify many solid opportunities for the Fund's shareholders by getting in early on its rise to economic prominence.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund, Inc.

Templeton Vietnam Opportunities Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                               SIX MONTHS     SEPTEMBER 8, 1994
                                                 ENDED          (COMMENCEMENT
                                           SEPTEMBER 30, 1995 OF OPERATIONS) TO
                                              (UNAUDITED)      MARCH 31, 1995
                                           ------------------ -----------------
Net asset value, beginning of period            $  13.09          $  14.10
                                                --------          --------
Income from investment operations:
 Net investment income                               .23               .13
 Net realized and unrealized gain (loss)             .45             (1.00)
                                                --------          --------
Total from investment operations                     .68              (.87)
Underwriting expenses deducted from
 capital                                              --              (.09)
Distribution to shareholders from net
 investment income                                  (.07)             (.05)
                                                --------          --------
Change in net asset value                            .61             (1.01)
                                                --------          --------
Net asset value, end of period                  $  13.70          $  13.09
                                                ========          ========
TOTAL RETURN*
Based on market value per share                   15.37%          (26.33)%
Based on net asset value per share                 5.20%           (6.74)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $110,222          $105,306
Ratio of expenses, net of fee waiver, to
 average assets                                    1.04%**           1.72%**
Ratio of net investment income to average
 net assets                                        3.43%**           1.81%**
Portfolio turnover rate                            3.32%            11.77%

 *NOT ANNUALIZED.
**ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Vietnam Opportunities Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY    ISSUE                             COUNTRY   SHARES       VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS: 48.2%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 1.4%
             Luks Industrial Co. Ltd.            H.K.   11,260,000 $  1,500,032
-------------------------------------------------------------------------------
 Banking: 1.0%
             Thai Military Bank Ltd., fgn.      Thai.      268,800    1,071,130
-------------------------------------------------------------------------------
 Beverages & Tobacco: 3.6%
             Asia Pacific Breweries Ltd.        Sing.       92,000      572,171
             British American Tobacco Ltd.      Sing.      235,000      920,678
             Rothmans Industries Ltd., fgn.     Sing.      605,000    2,423,401
                                                                   ------------
                                                                      3,916,250
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.4%
             South Sea Development Co. Ltd.      H.K.   12,239,000      443,230
-------------------------------------------------------------------------------
 Chemicals: 1.3%
             PT Unggul Indah Corp., fgn.        Indo.    1,724,800    1,427,499
-------------------------------------------------------------------------------
 Construction & Housing: 2.9%
             Christiani and Nielsen (Thai)
              Public Co. Ltd., fgn.             Thai.      360,000      649,133
             Siam Syntech Construction
              Public Co. Ltd., fgn.             Thai.      499,000    1,292,489
             Sino-Thai Engineering &
              Construction Public Co., fgn.     Thai.      122,000    1,282,228
                                                                   ------------
                                                                      3,223,850
-------------------------------------------------------------------------------
 Financial Services: 1.0%
             Peregrine Investments Holdings
              Ltd.                               H.K.      763,000    1,144,742
-------------------------------------------------------------------------------
 Food & Household Products: 4.1%
           **Barlile Corp. Ltd.                  Aus.      370,000      643,143
             Charoen Pokphand Feedmill
              Public Co. Ltd.                   Thai.      150,000      663,479
             Charoen Pokphand Feedmill
              Public Co. Ltd., fgn.             Thai.      113,000      522,335
             Golden Resources Development
              International Ltd.                 H.K.   21,284,000    2,202,258
             Thai Wah Public Co. Ltd., fgn.     Thai.      410,850      532,083
                                                                   ------------
                                                                      4,563,298
-------------------------------------------------------------------------------
 Leisure & Tourism: 3.1%
            *Glynhill International Ltd.         H.K.   27,678,000      887,792
             Hongkong & Shanghai Hotels Ltd.     H.K.    2,034,000    2,538,653
                                                                   ------------
                                                                      3,426,445
-------------------------------------------------------------------------------
 Merchandising: 1.2%
             LI & Fung Ltd.                      H.K.      286,963      218,979
             Wo Kee Hong Holdings Ltd.           H.K.    4,949,000    1,139,364
                                                                   ------------
                                                                      1,358,343
-------------------------------------------------------------------------------

Templeton Vietnam Opportunities Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY    ISSUE                         COUNTRY     SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Metals & Mining: 4.9%
             Natsteel Ltd., fgn.            Sing.     2,467,000   $  5,114,301
             Padaeng Industry Public Co.
              Ltd., fgn.                    Thai.       306,300        271,575
                                                                  ------------
                                                                     5,385,876
-------------------------------------------------------------------------------
 Multi-Industry: 10.1%
             Carnaudmetalbox Asia Ltd.,
              fgn.                          Sing.       399,000      1,654,322
             Jardine Matheson Holdings
              Ltd. (Singapore)               H.K.       571,604      3,858,327
             Swire Pacific Ltd., B           H.K.     3,750,000      4,656,156
             Wheelock & Co. Ltd.             H.K.       600,000        896,310
                                                                  ------------
                                                                    11,065,115
-------------------------------------------------------------------------------
 Real Estate: 8.0%
             Lai Sun Development Co.
              Ltd.                           H.K.     7,520,000        885,083
             Lim Kah Ngam Ltd., fgn.        Sing.     1,108,000      1,222,460
             New World Development Co.
              Ltd.                           H.K.     1,696,810      6,693,574
                                                                  ------------
                                                                     8,801,117
-------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 0.2%
             KTP Holdings Ltd.               H.K.     4,050,000        230,480
-------------------------------------------------------------------------------
 Textiles & Apparel: 5.0%
             Hua Thai Manufacturing
              Public Co. Ltd.               Thai.       259,400        671,887
             PT Polysindo Eka Perkasa,
              fgn.                          Indo.     7,504,000      4,305,981
             Saha Union Public Co. Ltd.,
              fgn.                          Thai.       400,000        524,009
                                                                  ------------
                                                                     5,501,877
                                                                  ------------
 TOTAL COMMON STOCKS (cost $57,982,442)                             53,059,284
-------------------------------------------------------------------------------
                                                    PRINCIPAL IN
                                                   LOCAL CURRENCY
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 51.9% (cost $57,199,735)
-------------------------------------------------------------------------------
             U.S. Treasury Bills, 5.15%
              to 5.37% with
              maturities to 11/24/95         U.S.    57,458,000     57,216,215
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 100.1% (cost
  $115,182,177)                                                    110,275,499
 OTHER ASSETS, LESS LIABILITIES: (0.1)%                                (53,265)
                                                                  ------------
 TOTAL NET ASSETS: 100.0%                                         $110,222,234
                                                                  ============

 *NON-INCOME PRODUCING.
**SEE NOTE 6.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Vietnam Opportunities Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $115,182,177)                      $110,275,499
 Cash                                                           61
 Receivables:
  Investment securities sold                               103,805
  Dividends                                                120,986
 Unamortized organization costs                             16,856
                                                      ------------
   Total assets                                        110,517,207
                                                      ------------
Liabilities:
 Accrued expenses                                          294,973
                                                      ------------
   Total liabilities                                       294,973
                                                      ------------
Net assets, at value                                  $110,222,234
                                                      ============
Net assets consist of:
 Undistributed net investment income                  $  1,896,292
 Net unrealized depreciation                            (4,906,678)
 Accumulated net realized gain                             485,290
 Net capital paid in on shares of capital stock        112,747,330
                                                      ------------
Net assets, at value                                  $110,222,234
                                                      ============
Shares outstanding                                       8,047,093
                                                      ============
Net asset value per share
 ($110,222,234 / 8,047,093)                           $      13.70
                                                      ============


STATEMENT OF OPERATIONS
for the six months ended September 30, 1995 (unaudited)

Investment income:
 (net of $239,708 foreign
 taxes withheld)
 Dividends                                            $  988,554
 Interest                                              1,459,750
                                                      ----------
  Total income                                                    $2,448,304
Expenses:
 Management fees (Note 3)                                408,359
 Administrative fees (Note 3)                             81,674
 Transfer agent fees                                       1,000
 Custodian fees                                           27,000
 Reports to shareholders                                  22,500
 Audit fees                                               11,850
 Registration and filing fees                              9,335
 Directors' fees and expenses                              1,000
 Legal fees (Note 3)                                       3,000
 Amortization of
  organization costs                                       2,196
 Other                                                       300
                                                      ----------
  Total expenses                                                     568,214
                                                                  ----------
     Net investment income                                         1,880,090
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                            786,301
  Foreign currency transactions                          (22,587)
                                                      ----------
                                                         763,714
 Net unrealized appreciation
  on investments                                       2,835,477
                                                      ----------
  Net realized and unrealized gain                                 3,599,191
                                                                  ----------
Net increase in net assets resulting from operations              $5,479,281
                                                                  ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Vietnam Opportunities Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              SIX MONTHS     SEPTEMBER 8, 1994
                                                ENDED        (COMMENCEMENT OF
                                          SEPTEMBER 30, 1995  OPERATIONS) TO
                                             (UNAUDITED)      MARCH 31, 1995
                                          ------------------ -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                      $  1,880,090      $  1,022,089
  Net realized gain (loss) on investment
   and foreign currency transactions              763,714          (278,424)
  Net unrealized appreciation
   (depreciation)                               2,835,477        (7,742,155)
                                             ------------      ------------
   Net increase (decrease) in net assets
    resulting from operations                   5,479,281        (6,998,490)
 Distributions to shareholders from net
  investment income                              (563,297)         (442,590)
 Capital share transactions (Note 2)                   --       112,647,319
                                             ------------      ------------
   Net increase in net assets                   4,915,984       105,206,239
Net assets:
 Beginning of period                          105,306,250           100,011
                                             ------------      ------------
 End of period                               $110,222,234      $105,306,250
                                             ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Vietnam Opportunities Fund, Inc.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Vietnam Opportunities Fund, Inc. (the Fund), was organized as a Mary-land corporation on July 19, 1994 and commenced operations on September 8, 1994 as a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's signif-icant accounting policies.

A. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. Unamortized Organizations Costs:

Organization costs are being amortized on a straight line basis over five years.

E. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Templeton Vietnam Opportunities Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On September 22, 1994, the Fund completed the initial public offering of 7,000,000 shares of its common stock; proceeds paid to the Fund amounted to $97,983,319, after deduction of underwriting commissions and expenses of $716,681. On October 26, 1994, the Fund completed a subsequent offering of 1,040,000 shares of its common stock; proceeds paid to the Fund amounted to $14,664,000.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Management (Singapore) Pte. Limited (TIMPL) and Templeton Global In-vestors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TIMPL equal, on an annual basis, to 1.5% of the average weekly net assets of the Fund. The Fund pays TGII monthly a fee of 0.15% per annum of the Fund's average weekly net assets. TIMPL pays monthly a shareholder servicing agent fee to Paine Webber (formerly Kid-der, Peabody & Co.) equal, on an annual basis, to 0.10% of the average daily net assets of the Fund. Prior to November 15, 1994, the shareholder servicing fees were paid by the Fund. TIMPL and Paine Webber have agreed to reduce their fees by one half during the fiscal quarter following any of the first four fis-cal quarters of the Fund if the average closing price of the Fund's Shares in the preceding quarter is less than the $15.00 initial offering price. Such re-duction in fees for TIMPL attributable to the Fund amounted to $408,359 for the six months ended September 30, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $3,000 for the six months ended September 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1995 aggregated $1,866,652 and $10,230,726, respec-tively. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

     Unrealized appreciation      $ 3,236,391
     Unrealized depreciation      ( 8,143,069)
                                  -----------
     Net unrealized depreciation  $(4,906,678)
                                  ===========

Templeton Vietnam Opportunities Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

5. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                  NET INCREASE
                                                            NET GAIN (LOSS)        (DECREASE)
                                                           ON INVESTMENT AND      IN NET ASSETS
                           INVESTMENT     NET INVESTMENT    FOREIGN CURRENCY     RESULTING FROM
                             INCOME           INCOME          TRANSACTIONS         OPERATIONS
                        ---------------- ----------------- -------------------  ------------------
                                    PER               PER                PER                  PER
                          TOTAL    SHARE   TOTAL     SHARE    TOTAL     SHARE      TOTAL     SHARE
                        ---------- ----- ----------  ----- -----------  ------  -----------  -----
1996
For the quarter ended:
June 30, 1995           $1,371,191 $.17  $1,129,319  $.14  $ 3,787,350  $  .47  $ 4,916,669  $ .61
September 30, 1995       1,077,113  .13     750,771   .09     (188,159)   (.02)     562,612    .07
                        ---------- ----  ----------  ----  -----------  ------  -----------  -----
                        $2,448,304 $.30  $1,880,090  $.23  $ 3,599,191  $  .45  $ 5,479,281  $ .68
                        ========== ====  ==========  ====  ===========  ======  ===========  =====
1995
For the period ended:
September 30, 1994      $   59,487 $.01  $  (21,616)   --  $  (402,751) $ (.06) $  (424,367) $(.06)
December 31, 1994        1,056,581  .13     467,180   .06   (6,771,113)   (.84)  (6,303,933)  (.78)
March 31, 1995             877,767  .11     576,525   .07     (846,715)   (.10)    (270,190)  (.03)
                        ---------- ----  ----------  ----  -----------  ------  -----------  -----
                        $1,993,835 $.25  $1,022,089  $.13  $(8,020,579) $(1.00) $(6,998,490) $(.87)
                        ========== ====  ==========  ====  ===========  ======  ===========  =====

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" at September 30, 1995 amounted to $643,143.

Templeton Vietnam Opportunities Fund, Inc.
Annual Meeting of Shareholders, July 26, 1995

--------------------------------------------------------------------------------
An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on July 26, 1995. Due to a lack of a quorum, the meeting was adjourned to September 22, 1995. The purpose of the meeting was to elect thirteen directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending March 31, 1996, and in their discretion, to authorize the Proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting the following persons were elected by the Shareholders to serve as directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, F. Bruce Clarke, Martin L.
Flanagan, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr.,
Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Hasso-G von Diergardt-Naglo. The Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending March 31, 1996. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of thirteen (13) Directors for the terms set forth below:

                                      % OF      % OF             % OF
                                   OUTSTANDING SHARES         OUTSTANDING
                            FOR      SHARES    VOTED  AGAINST   SHARES    ABSTAIN      %
                         --------- ----------- ------ ------- ----------- ------- -----------
 Term expiring 1998:
  Harmon E. Burns        4,972,119   61.79%    98.55% 73,214     0.91%      -0-       -0-
  John Wm. Galbraith     4,971,319   61.78%    98.53% 74,014     0.92%      -0-       -0-
  Betty P. Krahmer       4,971,519   61.78%    98.54% 73,814     0.92%      -0-       -0-
  Gordon S. Macklin      4,971,319   61.78%    98.53% 74,014     0.92%      -0-       -0-
  Fred R. Millsaps       4,971,519   61.78%    98.54% 73,814     0.92%      -0-       -0-
 Term expiring 1997:
  Harris J. Ashton       4,970,019   61.76%    98.51% 75,314     0.94%      -0-       -0-
  Nicholas F. Brady      4,971,319   61.78%    98.53% 74,014     0.92%      -0-       -0-
  S. Joseph Fortunato    4,970,519   61.77%    98.52% 74,814     0.93%      -0-       -0-
  Hasso-G von Diergardt-
   Naglo                 4,970,619   61.77%    98.52% 74,714     0.93%      -0-       -0-
 Term expiring 1996:
  F. Bruce Clarke        4,970,219   61.77%    98.51% 75,114     0.93%      -0-       -0-
  Martin L. Flanagan     4,971,319   61.78%    98.53% 74,014     0.92%      -0-       -0-
  Andrew H. Hines, Jr    4,970,519   61.77%    98.52% 74,814     0.93%      -0-       -0-
  Charles B. Johnson     4,972,119   61.79%    98.55% 73,214     0.91%      -0-       -0-

2. Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants of the Fund for the fiscal year ending March 31, 1996:

                                      % OF      % OF             % OF                % OF
                                   OUTSTANDING SHARES         OUTSTANDING         OUTSTANDING
                            FOR      SHARES    VOTED  AGAINST   SHARES    ABSTAIN   SHARES
                         --------- ----------- ------ ------- ----------- ------- -----------
                         4,983,469   61.93%    98.77% 36,794      .46%    25,070     .31%

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON VIETNAM
 OPPORTUNITIES FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------

[RECYCLED PAPER LOGO APPEARS HERE]                               TLTVF S95 11/95


TEMPLETON
VIETNAM
OPPORTUNITIES
FUND, INC.

Semi-Annual Report
September 30, 1995



[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]